Sales and advertising expense	12 Months Ended
Dec. 31, 2024
Sales and advertising expense
Sales and advertising expense
26 Sales and advertising expense
Sales and advertising expense is comprised of the following:

	For the year ended December 31,
In thousands of USD	2022	2023	2024
Staff costs	9,916	6,755	5,643
Advertising campaigns	54,123	12,867	9,737
Selling expenses	2,820	1,836	1,908
Sales and advertising expense	66,859	21,458	17,288
Sales and advertising expense decreased by 19.4% from USD 21.5 million in 2023 to USD 17.3 million in 2024, mostly as a result of a reduction in marketing expenditure in 2024 compared to 2023, as the Group continues its efforts to grow orders through supply enhancements rather than increasing marketing expenditure.